TAXES ON INCOME	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 11:-	TAXES ON INCOME

The Company’s six months tax provision and estimates of its annual effective tax rate, is subject to variation due to several factors, including variability in pre-tax income (or loss), the mix of jurisdictions to which such income relates, tax law developments, as well as non-deductible expenses, such as share-based compensation, and changes in its valuation allowance. Tax benefit was $3,083 and taxes on income were $2,695 for the six months ended June 30, 2025 and 2024, respectively. The tax benefit for the six months ended June 30, 2025, was primarily related to the Company’s recognition of deferred tax assets in the U.S.